UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): 24 May 2011
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	1-8097 (Commission File Number)	98-0635229 (I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: +44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07	Submission of Matters to a Vote of Security Holders
SIGNATURE

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement
Ensco plc (“Ensco” or the “Company”) held an Annual General Meeting of Shareholders in London, England on 24 May 2011 (the “2011 Annual General Meeting”). As previously described in the definitive proxy statement for the 2011 Annual General Meeting, upon shareholder approval of proposals 7, 8 and 9 as described therein, the Company prepared and entered into a deed of release in favor of all shareholders of record on the relevant record dates for the historic dividends (as defined therein) and the holders of Ensco American depositary shares representing such Class A ordinary shares on the record dates for such historic dividends and also prepared and entered into a deed of release in favor of all directors present at one or more of the board meetings at which it was resolved to declare and pay the historic dividends to waive and absolutely release any and all claims, actions, rights, demands or causes of action, and any other actual or potential liability and obligation, whether under the U.K. Companies Act 2006 or otherwise, whether or not presently known to Ensco or to the law, whether in England or any other jurisdiction, and whether in law or in equity, arising out of or in any way in connection with the declaration and/or payment by the Company of the historic dividends.
The foregoing descriptions of the deeds of release do not purport to be complete and are qualified in their entirety by reference to the deeds of release, copies of which were filed as Annex A and B, respectively, to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on 5 April 2011 (SEC File No. 001-08097), and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the proposed merger (the “Merger”) under which Pride International, Inc. (“Pride”) will become an indirect, wholly-owned subsidiary of Ensco pursuant to the Agreement and Plan of Merger, dated as of 6 February 2011 (as amended, the “Merger Agreement”), by and among Ensco, Pride and certain subsidiaries of Ensco, and in accordance with the terms of the Merger Agreement, the Board of Directors of Ensco (the “Board”) has appointed two directors of Pride, David A.B. Brown and Francis S. Kalman, as members of the Board, effective and contingent upon the completion of the Merger, which is expected to occur on 31 May 2011.
The Board appointed Mr. Kalman as a Class II director to serve until the date of the Ensco 2013 annual general meeting and Mr. Brown as a Class III director to serve until the date of the Ensco 2014 annual general meeting, subject to re-election for the remaining portions of their terms at the Ensco 2012 annual general meeting, or until their earlier resignation or removal.
In connection the appointment of new directors, the total number of directors on the Board was increased to ten directors from eight pursuant to the terms of the Articles of Association of Ensco effective and contingent upon the completion of the Merger.
Following is a brief biography of each director appointed to the Board in connection with the Merger:
David A. B. Brown has served as a Chairman of the Board of Directors of Pride since May 2005. He became a director of Pride in September 2001 in connection with Pride’s acquisition of Marine Drilling Companies, Inc. Mr. Brown was a director of Marine from June 1995 until September 2001. Mr. Brown is currently Chairman of the Board of Layne Christensen Company. Mr. Brown served as President of The Windsor Group, Inc., a strategy consulting firm, from 1984 until 2005. Mr. Brown was Chairman of the Board of the Comstock Group, Inc. from 1988 to 1990. Mr. Brown is also a director of EMCOR Group, Inc. Mr. Brown served as a director of NS Group, Inc. from 2001 to 2006 and of Petrohawk Energy Corporation from 2006 to 2007.
Francis S. Kalman became a director of Pride in October 2005. Mr. Kalman served as Executive Vice President of McDermott International, Inc. from February 2002 until his retirement in February 2008 and as Chief Financial Officer from February 2002 until April 2007. From March 2000 to February 2002, he was Senior Vice President and Chief Financial Officer of Vector ESP, Inc. From April 1999 to March 2000, he was a principal of Pinnacle Equity Partners, LLC. From February 1998 to April 1999, he was Executive Vice President and Chief Financial Officer of Chemical Logistics Corporation. From May 1996 to September 1997, he was Senior Vice President and Chief Financial Officer of Keystone International, Inc. Mr. Kalman currently serves as a senior advisor to a private investment subsidiary of Tudor, Pickering, Holt & Co., LLC, which specializes in direct investments in upstream, oilfield service and midstream companies. Mr. Kalman is a principal of Ancora Partners, LLC, a private equity group.
The appointed directors will be compensated for their services on the Board in the same manner as the other non-employee directors. On 24 May 2011, the Board revised the director compensation policy as follows. Each non-employee director will receive an annual retainer of $90,000. Additionally, a supplemental annual retainer of $20,000 will be paid to the non-employee Lead Director and a $15,000 per year retainer will be paid to each non-employee director that serves as chair of any duly established Board committee.

Following each annual general meeting of shareholders, each non-employee director will receive an annual equity award composed of $230,000 worth of restricted share units (based on the closing price of the Company’s shares on the date of grant and rounded to the nearest number of shares divisible by three). The restricted share units will vest ratably at the rate of one-third per year over a three year period. Restricted share unit awards will fully vest in the event a non-employee director retires “with the consent of the Board.” The Board has previously determined that a non-employee director will be deemed to have retired from the Board for purposes of restricted share unit award vesting after having served at least five years on the Board as a non-employee director. Non-employee directors are eligible to participate in U.S. group health and welfare insurance plans on the same basis and cost as full-time U.S. employees. A non-employee director’s contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly payments of the director’s annual retainer. Directors who are also employees do not receive any additional compensation for their services as directors.
In connection with the Merger, Ensco will assume outstanding options to acquire shares of Pride common stock that are outstanding and unexercised immediately prior to the effective time of the Merger, including those held by non-employee directors of Pride, which options following the Merger will be converted into the right to acquire Ensco American Depositary Shares (ADS), each whole ADS representing one Class A Ordinary Share, $0.10 par value, at the equity compensation exchange ratio to be determined pursuant to the Merger Agreement. Ensco will assume the Pride International, Inc. 2007 Long-Term Incentive Plan, the Pride International, Inc. 1998 Long-Term Incentive Plan, the Pride International, Inc. 2004 Directors’ Stock Incentive Plan and the Pride International, Inc. 1993 Directors’ Stock Option Plan (collectively, as amended, the “Pride Stock Plans”). All of the Pride Stock Plans were previously filed by Pride with the SEC and are incorporated into this Item 5.02 by reference. In connection with the closing of the Merger, each of the Pride Stock Plans will be amended to provide for the delivery of Ensco ADSs upon exercise of the outstanding stock options with adjustments made to the number of Ensco ADSs deliverable and the exercise price based on the equity compensation exchange ratio set forth in the Merger Agreement.
Ensco will also enter into its standard Deed of Indemnity for directors with each of Messrs. Brown and Kalman. The form of a Deed of Indemnity to be entered into with each director was previously filed with the SEC as Exhibit 10.13 to Ensco’s Current Report on Form 8-K filed on December 23, 2009 (File No. 1-8097) and is incorporated by reference into this Item 5.02.
On 24 May 2011, the Board revised its committee structure to provide for separate Compensation and Nominating and Governance Committees and made committee assignments as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Gerald W. Haddock*	Thomas L. Kelly II*	Paul E. Rowsey, III*
David A. B. Brown**	J. Roderick Clark	Gerald W. Haddock
Keith O. Rattie	C. Christopher Gaut	Rita M. Rodriguez
Rita M. Rodriguez	Francis S. Kalman**

Executive Compensation Subcommittee
Thomas L. Kelly II*
J. Roderick Clark
Francis S. Kalman**

*	Committee Chair

**	Contingent and effective upon conclusion of the Merger
Revised charters of each of the standing Board committees are available on Ensco’s website at www.enscoplc.com under the tab “Corporate Governance.”
Additional Information
In connection with the proposed acquisition of Pride International, Inc., Ensco has filed a registration statement including a definitive joint proxy statement/prospectus of Ensco and Pride with the SEC, which the SEC declared effective on 25 April 2011. INVESTORS AND SECURITY HOLDERS OF ENSCO AND PRIDE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive joint proxy statement/prospectus has been sent to security holders of Ensco and Pride seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by Ensco and Pride with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties may also obtain, without charge, a copy of the definitive joint proxy statement/prospectus and other relevant documents by directing a request by mail or telephone to either Investor Relations, Ensco plc, 500 N. Akard, Suite 4300, Dallas, Texas 75201, telephone 214-397-3015, or Investor Relations, Pride International, Inc., 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400. Copies of the documents filed by Ensco with the SEC are available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.” Copies of the documents filed by Pride with the SEC are available free of charge on Pride’s website at www.prideinternational.com under the tab “Investor Relations.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
Ensco and Pride and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Ensco’s proxy statement relating to its 2011 Annual General Meeting of Shareholders, as filed with the SEC on 5 April 2011, and Pride’s Amendment No. 1 to its Annual Report on Form 10-K/A, as filed with the SEC on 29 April 2011, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the registration statement, definitive joint proxy statement/prospectus and other relevant documents regarding the transaction filed with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders
     The Company held its 2011 Annual General Meeting of Shareholders in London, England on 24 May 2011. There were 143,453,489 Class A ordinary shares, represented by American depositary shares (“shares”), entitled to vote at the 2011 Annual General Meeting based on the 31 March 2011 record date, of which 119,256,113 shares, or approximately 83%, were present and voting in person or by proxy at the 2011 Annual General Meeting. The following matters, detailed descriptions of which are contained in the Company’s proxy statement dated 4 April, 2011, were voted on at the 2011 Annual General Meeting:
(i)	Ordinary resolutions to elect three Class III Directors, each for a three-year term to expire at the annual meeting of shareholders to be held in 2014:

				Broker
	Votes For	Votes Against	Votes Abstain	Non-Votes
J. Roderick Clark	110,006,952	3,992,694	54,326	5,202,141
Daniel W. Rabun	111,625,468	2,373,245	55,259	5,202,141
Keith O. Rattie	113,067,223	933,644	53,105	5,202,141
The terms of the following Directors continued after the meeting: Gerald W. Haddock, Thomas L. Kelly II, Paul E. Rowsey, III, C. Christopher Gaut and Rita M. Rodriguez

(ii)	An ordinary resolution to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s U.S. independent registered public accounting firm for 2011:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
118,661,578	572,156	22,379	N/A
(iii)	An ordinary resolution to re-appoint KPMG Audit Plc as the Company’s U.K. statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
118,657,092	576,726	22,295	N/A
(iv)	An ordinary resolution to authorize the Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
119,171,469	54,086	30,558	N/A
(v)	A special resolution regarding the payment of certain prior dividends to shareholders in order to rectify technical non-compliance with the U.K. Companies Act 2006: that the entry in the U.K. statutory accounts of Ensco plc for the year ended 31 December 2010 whereby distributable profits of Ensco plc have been appropriated to the payment of the dividends of $0.35 per outstanding Class A ordinary share paid on each of 18 June 2010, 17 September 2010 and 17 December 2010 to shareholders of record on 7 June 2010, 6 September 2010 and 6 December 2010, respectively, (the “Historic Dividends”):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
113,622,051	92,895	339,026	5,202,141

(vi)	A special resolution regarding the payment of Historic Dividends to shareholders: that any and all claims which Ensco plc may have in respect of the payment of the Historic Dividends against all shareholders of record (or the holders of American depositary shares representing Class A ordinary shares held by such shareholders) on the relevant record dates for the Historic Dividends be released with effect from the dates of payment of the respective Historic Dividends and Ensco plc, its directors and officers be authorized to prepare and cause Ensco plc to enter into a deed of release with respect to such claims in the form of the deed produced to the meeting and signed by the Chairman for the purposes of identification, and any distribution involved in the giving of any such release in relation to the Historic Dividends be made out of the distributable profits appropriated to the Historic Dividends by reference to a record date identical to the respective record dates for the Historic Dividends:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
113,224,639	462,245	367,088	5,202,141
(vii)	A special resolution regarding the payment of Historic Dividends to shareholders: that any and all claims which Ensco plc may have against all directors of Ensco plc (both past and present) with respect to the payment of the Historic Dividends be released and that Ensco plc, its directors and officers be authorized to prepare and cause Ensco plc to enter into a deed of release with respect to such claims in the form of the deed produced to the meeting and signed by the Chairman for the purposes of identification:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
112,454,863	1,224,516	374,593	5,202,141
(viii)	A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,307,002	24,060,572	686,398	5,202,141
(ix)	A non-binding advisory vote on the frequency of the non-binding advisory shareholder votes on compensation of our named executive officers:

				Broker
Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstain	Non-Votes
110,514,593	261,553	2,538,555	739,271	5,202,141
The Company’s Board of Directors has determined that a non-binding advisory vote on the compensation of our named executive officers will be held annually.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc
Date: 24 May 2011	/s/ Douglas J. Manko
Douglas J. Manko
Controller